UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party Other Than the Registrant  ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Apple REIT Nine, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:

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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

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PROXY Apple REIT Nine, Inc. 814 East Main Street Richmond, VA 23219
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David McKenney, Bryan Peery and
David Buckley as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all common shares of Apple REIT Nine, Inc., a Virginia corporation (“Apple Nine”), held by the undersigned on January 8, 2014, with respect to items 1, 2, 3(i), 3(ii), 3(iii), 3(iv), 4, 5(i), 5(ii), 5(iii) and 5(iv) below and all Series A preferred shares of Apple Nine held by the undersigned on January 8, 2014, with respect to items 1, 3(i), 3(ii), 3(iii), 3(iv), 4, 5(i), 5(ii), 5(iii) and 5(iv) below at the Apple Nine special meeting of shareholders to be held at 12:00 p.m., eastern time, on February 21, 2014, at 814 East Main Street, Richmond, Virginia 23219, or any adjournments or postponements thereof.

1.
The proposal to approve the Agreement and Plan of Merger, dated as of August 7, 2013, as amended (the “Merger Agreement”), among  Apple Nine, Apple REIT Seven, Inc., a Virginia corporation,  Apple REIT Eight, Inc., a Virginia corporation, Apple Seven Acquisition Sub, Inc., a Virginia corporation and  Apple Eight Acquisition Sub, Inc., a Virginia corporation , the related plans of merger, the mergers and the other transactions contemplated by the Merger Agreement (the “Apple Nine Merger Proposal”).

FOR           ❒                                AGAINST                                ❒                      ABSTAIN                      ❒

2.
The proposal to adjourn the Apple Nine special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Apple Nine Merger Proposal or the other proposals considered at the Apple Nine special meeting.

       FOR           ❒                                AGAINST                                ❒                      ABSTAIN                      ❒

3(i).	The proposal to approve an amendment to Apple Nine’s charter that would change the name of Apple Nine to Apple Hospitality REIT, Inc.

       FOR           ❒                                AGAINST                                ❒                      ABSTAIN                      ❒

3(ii).	The proposal to approve an amendment to Apple Nine’s charter that would increase the number of authorized Apple Nine common shares from 400 million to 800 million.

       FOR           ❒                                AGAINST                                ❒                      ABSTAIN                      ❒

3(iii).
The proposal to approve an amendment to Apple Nine’s charter that would add a provision permitting the Apple Nine shareholders or board to amend the Apple Nine bylaws in the event the Apple Nine common shares are to be listed on a national securities exchange and effective as of the date the Apple Nine common shares are first listed on a national securities exchange.

       FOR           ❒                                AGAINST                                ❒                      ABSTAIN                      ❒

3(iv).	The proposal to approve an amendment to Apple Nine’s charter that would add restrictions on transfer and ownership of Apple Nine common shares to protect Apple Nine’s REIT tax status.

       FOR           ❒                                AGAINST                                ❒                      ABSTAIN                      ❒

4.
The proposal to approve an amendment to Apple Nine’s charter that would permit the implementation of a 50% reverse stock split of Apple Nine common shares in connection with a listing on a national securities exchange.

       FOR           ❒                                AGAINST                                ❒                      ABSTAIN                      ❒

5(i).	The proposal to approve an amendment to Apple Nine’s bylaws that would change the name of Apple Nine in the bylaws to Apple Hospitality REIT, Inc.

       FOR           ❒                                AGAINST                                ❒                      ABSTAIN                      ❒

5(ii).
The proposal to approve an amendment to Apple Nine’s bylaws that would provide that the provisions relating to restrictions on transfer and ownership to protect Apple Nine’s REIT tax status apply only to Apple Nine common shares not subject to the transfer and ownership restrictions set forth in the First Apple Nine Charter Amendment.

       FOR           ❒                                AGAINST                                ❒                      ABSTAIN                      ❒

5(iii).
The proposal to approve an amendment to Apple Nine’s bylaws that would eliminate Article VIII of the Apple Nine bylaws relating to the employment of the external advisor and provide that other provisions in the bylaws that relate to an external advisor would have no force and effect if Apple Nine has no external advisor.

       FOR           ❒                                AGAINST                                ❒                      ABSTAIN                      ❒

5(iv).
The proposal to approve an amendment to Apple Nine’s charter that would permit the Apple Nine board to amend the Apple Nine bylaws without shareholder approval in the event the Apple Nine common shares are to be listed on a national securities exchange and effective as of the date the Apple Nine common shares are first listed on a national securities exchange.

       FOR           ❒                                AGAINST                                ❒                      ABSTAIN                      ❒

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION FOR A PROPOSAL IS MADE, THIS PROXY WILL BE VOTED FOR EACH SUCH PROPOSAL LISTED ABOVE.

(Continued on reverse side)

Please indicate whether you plan to attend the Apple Nine special meeting in person:         ❒     Yes            ❒     No

Please print exact name(s) in which shares are registered, and sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or other entity, please sign in partnership or other entity name by authorized person.

The undersigned acknowledges receipt of the joint Proxy Statement/Prospectus accompanying the Notice of the Special Meeting of Apple Nine Shareholders, together with this Proxy.  The undersigned hereby revokes any proxy heretofore given to vote shares held by the undersigned at the Apple Nine special meeting.

Dated: , 2014
Printed Name

Signature

Signature if held jointly

Please mark, sign, date and return this Proxy Card promptly using the enclosed envelope.

Instead of returning this Proxy Card, you may submit your proxy by telephone or through the Internet.  To submit your proxy by telephone, dial 1-800-690-6903 using a touch-tone phone and follow the recorded instructions.  To submit your proxy through the Internet, visit www.proxyvote.com.  If you submit your proxy by telephone or through the Internet, you will be asked to provide the company number and control number from this Proxy Card.  Proxies submitted by telephone or through the Internet must be received by 11:59 p.m., eastern time, on February 20, 2014.
Title of Signing Person (if applicable)